EXHIBIT 23.3

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors

Tibco Software, Inc.

We consent to the use of our report incorporated by reference in this Registration Statement on Form S-3.

KPMG LLP

/s/    KPMG LLP

Mountain View, California

January 28, 2004